News Release
EXHIBIT 99.1

SM ENERGY ANNOUNCES ADDITIONAL DETAILS ON PLANNED MERGER WITH CIVITAS
AND PARTICIPATION IN UPCOMING INVESTOR CONFERENCES

DENVER, CO November 17, 2025 - SM Energy Company (“SM Energy” or the “Company”) (NYSE: SM) and Civitas Resources, Inc. (“Civitas”) (NYSE: CIVI) today announce additional details in connection with their planned merger (the “Transaction”). In addition to the details below, SM Energy and Civitas have posted a presentation to each of their respective websites. SM Energy also announces its participation in upcoming investor conferences.
Executing the Path to Superior Value
•Management Team Upon Transaction Closing. Upon closing of the Transaction, a trusted leadership team, with significant industry experience, supported by a world-class technical team, will consist of:
◦Beth McDonald, President and Chief Executive Officer
◦Wade Pursell, Executive Vice President and Chief Financial Officer
◦Blake McKenna, Executive Vice President and Chief Operating Officer
◦James Lebeck, Executive Vice President - Corporate Development and General Counsel
•Board of Directors Upon Transaction Closing. Upon closing of the Transaction, the Board of Directors will total 11 members and be comprised of six representatives from SM Energy and five representatives from Civitas. Julio Quintana will serve as the Non-Executive Chairman. Other members from SM Energy’s current Board of Directors will include Bart Brookman, Beth McDonald, Ramey Peru, Rose Robeson, and Ashwin Venkatraman. Members from Civitas Resources’ current Board of Directors will include Morris Clark, Carrie Fox, Billy Helms, Wouter van Kempen, and Howard Willard III.
•Targeted Divestiture Proceeds of Greater Than $1.0 Billion Expected to Strengthen Balance Sheet and Accelerate Stockholder Return of Capital. The Company announces a target of at least $1 billion of planned divestitures within the first year following the closing of the Transaction. This initiative, in addition to identified synergies, is designed to accelerate deleveraging and stockholder return of capital.
•Deeper Dive: Synergies. Identified and achievable annual expected synergies totaling $200 million, with upside potential to $300 million, are expected to generate meaningful cost savings and margin improvements, enhancing stockholder value. The NPV-10 of the expected synergies is $1.0 billion to $1.5 billion, representing 22% to 32% of the pro-forma market cap. Synergies across all categories are expected to be actioned in 2026, and at least $200 million will be realized in 2027, with upside for an additional $100 million of potential synergies. Management’s confidence in realizing and maximizing these synergies is underpinned by a commitment to detailed integration planning and proven execution capabilities. Examples are as follows:

◦Drilling and Completion and Operational Annual Synergies: $100–$150 million (2%–3% of total expected category spend). Management has identified opportunities to realize savings in all cost categories across its combined cornerstone Permian assets, along with similar expected savings across its other basins. Applying long-standing and optimized operational processes at Sweetie Peck (since 2006) and RockStar (since 2016) and across the four most recent Permian acquisitions from 2023-2025 are expected to result in enhanced capital efficiencies, further amplified by the benefits of doubling in scale. Specifically, in the drilling, completions, and production operations areas, cost benefits are anticipated from optimizing rig and frac fleets (e.g., reduced moves, lower day rates), de-bundling certain services and supplies, integrating supply chains at scale (e.g., OCTG, chemicals), implementing best practices for future wellbore and facility designs, and implementing most recent AI-driven optimization tools (e.g., artificial lift) and remote monitoring across all material acreage positions. Beyond 2027, continuous improvement and new technologies are expected to further reduce well costs and lifting costs, following historical trends.
Additionally, management anticipates improved subsurface development planning to yield stronger individual well performance through optimized lateral placement in stacked pay areas, coupled with enhanced completion designs. SM Energy’s differential geoscience capability has a track record of improving well performance and identifying new undeveloped inventory opportunities. With the merger, these unique capabilities will be applied across an area twice as large with attractive incremental expansion opportunities.
◦G&A Annual Synergies: $70–$95 million (21%–28% of total expected category spend). Expected to result from a streamlined corporate structure, IT systems integration, office-space consolidation, public company cost savings, and other G&A items.

◦Cost of Capital Annual Synergies: $30–$55 million (5%–10% of total expected category spend). Expected to include reductions to interest expense upon opportunistic refinancing and debt reduction from synergy-enhanced significant free cash flow generation and planned divestitures.
These synergies create a clear path to accelerated deleveraging and enhanced stockholder return of capital. Please refer to the accompanying slide deck for more detail.
•Favorable Rating Agency Response. S&P Global Ratings and Fitch Ratings have placed SM Energy on CreditWatch Positive and Rating Watch Positive, respectively, reflecting strong confidence in the post-merger outlook and strengthened credit profile supported by the pro-forma company’s enhanced scale and diversification.
CONFERENCE PARTICIPATION
•November 20, 2025 – Stephens Annual Investment Conference. President and Chief Operating Officer, Beth McDonald, and Executive Vice President and Chief Financial Officer, Wade Pursell, will host a fireside chat at 1:00 p.m. Central time/2:00 p.m. Eastern time and will also meet with investors in one-on-one settings. The event will be webcast, accessible from the Company's website, and available for replay, along with a transcription, for a limited period.
•December 2, 2025 – Bank of America Leveraged Finance Conference. Executive Vice President and Chief Financial Officer, Wade Pursell, will host a fireside chat at 8:10 a.m. Mountain time/10:10 a.m. Eastern time and will also meet with investors in one-on-one settings. The event will be webcast, accessible from the Company's website, and available for replay, along with a transcription, for a limited period.
•December 9, 2025 – Mizuho Power, Energy and Infrastructure Conference. Executive Vice President and Chief Financial Officer, Wade Pursell, will meet with investors in one-on-one settings.
•December 9, 2025 – Capital One Securities Energy Conference. Chief Executive Officer, Herb Vogel, and President and Chief Operating Officer, Beth McDonald, will host a fireside chat at 1:30 p.m. Central time/2:30 p.m. Eastern time and will also meet with investors in one-on-one settings. This event will not be webcast.
When applicable, updated event presentations are posted to the Company's website on the morning of the event.
ABOUT SM ENERGY
SM Energy Company is an independent energy company engaged in the acquisition, exploration, development, and production of crude oil, natural gas, and NGLs in the states of Texas and Utah. SM Energy routinely posts important information about the Company on its website. For more information about SM Energy, please visit its website at www.sm-energy.com.
ABOUT CIVITAS
Civitas Resources, Inc. is an independent exploration and production company focused on the acquisition, development, and production of crude oil and liquids-rich natural gas from its premier assets in the Permian Basin in Texas and New Mexico and the DJ Basin in Colorado. Civitas’ proven business model to maximize shareholder returns is focused on four key strategic pillars: generating significant free cash flow, maintaining a premier balance sheet, returning capital to shareholders, and demonstrating ESG leadership. For more information about Civitas, please visit www.civitasresources.com.
NOTICE REGARDING INFORMATION CONTAINED IN THIS RELEASE
FORWARD-LOOKING STATEMENTS
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this press release that address events, or developments that SM Energy and Civitas expect, believe, or anticipate will or may occur in the future are forward-looking statements. The words “anticipate,” “believe,” “budget,” “continue,” “could,” “effort,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “identify,” “intend,” “may,” “might,” “objective,” “opportunity,” “outlook,” “path,” “plan,” “potential,” “possibly,” “predict,” “projection,” “prospect,”

“seek,” “should,” “target,” “upside,” “will,” “would,” and other similar words can be used to identify forward-looking statements. Forward-looking statements in this press release include, but are not limited to, future events and anticipated results of operations; business strategies; statements regarding the Transaction and its anticipated impact on the combined company's business and future financial and operating results; synergies and other cost savings resulting from the Transaction, including the expected timing and magnitude; expectations regarding increased scale; expectations regarding the Company’s CEO transition, COO appointment, and the Company’s post-closing management team and Board of Directors; the expected closing date for the proposed transaction, the Company’s plans to divest of at least $1.0 billion of assets within one year of closing; pro forma descriptions of the combined company and its operational plans and expected results; integration and transition plans; expectations for future inventory growth and cash flow generation, plans to continue paying a fixed quarterly dividend of $0.20 per share; opportunities to reduce debt, interest rates and cost of capital; expectations for margin improvements; and anticipated future performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction that could reduce anticipated benefits or cause the parties to abandon the Transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that stockholders of SM Energy or Civitas may not approve the Transaction, the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the Transaction, the risk that any announcements relating to the Transaction could have adverse effects on the market price of SM Energy’s common stock or Civitas’ common stock, the risk that the Transaction and its announcement (and future announcements related to the Transaction) could have an adverse effect on the ability of SM Energy and Civitas to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk the pending Transaction could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or it may take longer than expected to achieve those synergies and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond SM Energy’s or Civitas’ control, including those detailed in SM Energy’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at www.sm-energy.com/investors and on the SEC’s website at www.sec.gov, and those detailed in Civitas’ annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on Civitas’ website at ir.civitasresources.com/investor-relations and on the SEC’s website at www.sec.gov. All forward-looking statements are based on assumptions that SM Energy or Civitas believe to be reasonable but that may not prove to be accurate. Such forward-looking statements are based on assumptions and analyses made by SM Energy and Civitas in light of their perceptions of current conditions, expected future developments, and other factors that SM Energy and Civitas believe are appropriate under the circumstances. These statements are subject to a number of known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future performance and actual events may be materially different from those expressed or implied in the forward-looking statements. The forward-looking statements in this press release speak as of the date of this press release.

SM ENERGY INVESTOR CONTACT
Patrick Lytle, plytle@sm-energy.com, 303-864-2502
CIVITAS INVESTOR CONTACT
Brad Whitmarsh, bwhitmarsh@civiresources.com, 832-736-8909
NO OFFER OR SOLICITATION
This communication is for informational purposes only and is not intended to, and shall not, constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
In connection with the proposed Transaction, SM Energy intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”) that will include a joint proxy statement of SM Energy and Civitas and a prospectus of SM Energy (the “Joint Proxy Statement/Prospectus”). Each of SM Energy and Civitas may also file other relevant documents with the SEC regarding the proposed Transaction. This communication is not a substitute for the Joint Proxy Statement/Prospectus or Registration Statement or any other document that SM Energy or Civitas, as applicable, may file with the SEC in connection with the proposed Transaction. After the Registration Statement has been declared effective by the SEC, a definitive Joint Proxy Statement/Prospectus will be mailed to the stockholders of each of SM Energy and Civitas. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF SM ENERGY AND CIVITAS ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT SM ENERGY, CIVITAS, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus, as well as other filings containing important information about SM Energy, Civitas and the proposed Transaction, once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by SM Energy will be available free of charge on SM Energy’s website at www.sm-energy.com/investors. Copies of the documents filed with the SEC by Civitas will be available free of charge on Civitas’ website at ir.civitasresources.com/investor-relations. The information included on, or accessible through, SM Energy’s or Civitas’ website is not incorporated by reference into this communication.
PARTICIPANTS IN THE SOLICITATION
SM Energy, Civitas and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed Transaction. Information about the directors and executive officers of SM Energy, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in SM Energy’s proxy statement for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on April 7, 2025 (and which is available at www.sec.gov/Archives/edgar/data/893538/000089353825000032/sm-20250404.htm) and a Form 8-K filed by SM Energy on September 8, 2025 (and which is available at www.sec.gov/Archives/edgar/data/893538/000089353825000116/sm-20250904.htm). Information about the directors and executive officers of Civitas, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in a Form 8-K filed by Civitas on August 6, 2025 (and which is available at www.sec.gov/Archives/edgar/data/1509589/000110465925074774/tm2522747d1_8k.htm), a Form 8-K filed by Civitas on May 7, 2025 (and which is available at www.sec.gov/Archives/edgar/data/1509589/000110465925045550/tm2514090d1_8k.htm), and Civitas’ proxy statement for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2025 (and which is available at www.sec.gov/Archives/edgar/data/1509589/000155837025005077/civi-20241231xdef14a.htm). Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC regarding the proposed Transaction when such materials become available. Investors should read the Joint Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from SM Energy and Civitas using the sources indicated above.